UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008 (October 31, 2007)

QNECTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Thurgauerstrasse 54
CH-8050 Zürich
Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code +41 44 307 50 20

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 31, 2007, Qnective, Inc. (the “Company”) incorrectly issued a press release (the “Press Release”) entitled “Qnective Inc. Acquires MobilMedia Holding AG.” The Press Release incorrectly stated that the Company had acquired MobilMedia Holding AG (“MMH”).

The Company has not acquired MMH, nor does it hold any interest in MMH. In addition, the statements in the Press Release concerning MMH, including information about MMH’s revenue, number of registered users, and number of regular users are all incorrect and should not be relied upon. Furthermore, the quotation attributed to Oswald Ortiz, the Company’s Chief Executive Officer, was incorrect.

The Press Release accurately stated that the Company and MMH formed a joint venture known as Qporter, Inc. in 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008	QNECTIVE, INC.

	By:	/s/ Oswald Ortiz
Oswald Ortiz
President